UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2015

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2015, the Board of Directors amended Sections 1.7, 2.3(a), 2.4(b) and 2.6 (a) and (e) of our Bylaws to provide (i) that in the absence of the Board Chair, the Lead Director shall preside at an annual or special meeting of shareholders; (ii) the Lead Director may request that the Board waive the requirement for directors to retire at age 72; (iii) the Lead Director may call a special meeting of the Board; and (iv) for the elimination of the Executive Committee. The amendments were effective immediately and are provided below.

“Section 1.7 Procedure. The Board Chair, or in his absence the Lead Director, or in his absence the Chief Executive Officer, or in his absence the President, or in his absence the Secretary, shall preside at an annual or special meeting of the shareholders. In the absence of all of the above named officers, the Board of Directors shall select the person to preside at any meeting of the shareholders. It shall be the duty of such presiding officer to preserve order and ensure that the meeting is conducted in a businesslike and proper manner. The presiding officer shall have sole, complete and absolute authority to fully carry out his duties, including, without limitation, the power to postpone or adjourn the meeting from time to time if in his discretion such action is necessary or advisable to ensure order, to seek and receive advice of counsel, or to ensure fair and complete voting. The ruling of the presiding officer on any matter shall be final and conclusive. The presiding officer shall establish the order of business and such rules and procedures for the conduct of the meeting as in his sole, complete and absolute discretion he determines appropriate under the circumstances, including, without limitation, establishing (i) rules and procedures for maintaining order at the meeting and the safety of those present, (ii) limitations on participation in such meeting to shareholders of record, their duly authorized and constituted proxies and such other persons as the presiding officer shall permit, (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof, (iv) limitations on the time allotted to questions or comments by participants, (v) regulation of the voting or balloting, as applicable, and (vi) determination of matters which are to be voted on by ballot, if any. Unless and to the extent determined by the Board of Directors or the presiding officer, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.”

“Section 2.3 Qualification.

(a) Each Director upon reaching his 72nd birthday shall not thereafter stand for election to the Board of Directors at any meeting of shareholders. The application of this paragraph may be waived by the Board of Directors upon special request by the Board Chair, the Lead Director, the Chief Executive Officer or the President.”

“Section 2.4 Regular and Special Directors’ Meetings.

(b) Special meetings of the Board of Directors may be called by the Board Chair, the Lead Director, Chief Executive Officer or the President, and shall be called by the Secretary on the written request of two or more Directors. Notice of any special meeting shall be given to each Director at such Director’s last known address by telephone, electronic transmission or other means not later than the day preceding the date of the meeting. Attendance of a Director at any meeting shall constitute a waiver of notice of the meeting, except where a Director attends a meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.”

“Section 2.6 Committees.

(a) The Board of Directors shall have three standing committees—the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee—and may designate ~~an Executive Committee and~~ other committees in its discretion. Each committee shall consist of not less than two Directors and shall have such powers and duties as shall be delegated to it by the Board of Directors. ~~In the event (i) the Chief Executive Officer is a member of the Board of Directors and (ii) the Board of Directors designates an Executive Committee, the Chief Executive Officer shall be a member of the Executive Committee.~~

(e) ~~Except as the Executive Committee’s powers and duties may be limited or otherwise prescribed by the Directors, the Executive Committee, during the intervals between the meetings of the Directors, shall possess and may exercise all of the powers of the Board of Directors in the management and control of the business and property of the Corporation, including, but not limited to, the power and authority to authorize the issuance or sale of the stock of the Corporation~~.”

The Bylaws, as amended, and a copy of the amended provisions marked to show changes from the prior provisions, are included as Exhibits 3.2.1 and 3.2.2, respectively, to this Current Report on Form 8-K and are incorporated by reference.

Item 8.01 Other Events.

Board Leadership Changes

On November 3, 2015, the Board of Directors elected R. Ted Enloe, III as Board Chair to be effective January 1, 2016 until the first Board meeting after the 2016 annual shareholders meeting, which is expected to occur on May 17, 2016. Mr. Enloe has been a director of the Company since 1969, and also currently serves on the boards of Silicon Laboratories, Inc. and Live Nation, Inc. His professional background, education, previous senior-executive level positions, and wide-ranging experience combined with intimate knowledge of Leggett & Platt provide him an exceptional mix of familiarity and objectivity. As previously reported in our Form 8-K filed August 17, 2015, David S. Haffner will retire from the Board and as Board Chair, effective December 31, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2.1	Bylaws of the Company, as amended through November 3, 2015, filed November 4, 2015 as Exhibit 3.2 to the Company’s Form 10-Q, are incorporated by reference. (SEC File No. 001-07845)

3.2.2*	Sections 1.7, 2.3(a), 2.4(b) and 2.6 (a) and (e) of the Bylaws of the Company, as amended through November 3, 2015, marked to show changes from the prior Bylaw provisions, as amended through February 26, 2014

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: November 5, 2015	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2.1	Bylaws of the Company, as amended through November 3, 2015, filed November 4, 2015 as Exhibit 3.2 to the Company’s Form 10-Q, are incorporated by reference. (SEC File No. 001-07845)

3.2.2*	Sections 1.7, 2.3(a), 2.4(b) and 2.6 (a) and (e) of the Bylaws of the Company, as amended through November 3, 2015, marked to show changes from the prior Bylaw provisions, as amended through February 26, 2014

*	Denotes filed herewith.